Suppliers (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Suppliers
Local suppliers		R$ 207,702	R$ 188,814
Related parties		7,868	11,247
Copyright		24,622	21,230
Suppliers		240,192	221,291
Reverse factoring	[1]	R$ 302,608	R$ 263,948

[1]	As of December 31, 2024, the balance of reverse factoring was R$ 302,608 (R$ 263,948 as of December 31, 2023), and the discount rates of assignment operations carried out by our suppliers with financial institutions had a weighted average of 1.15% per month (for the year ended December 31, 2023, the weighted average was 1.05% per month) and a maximum payment term of 360 days. The balance is initially recognized in net of the present value adjustment, which is subsequently recognized as a financial expense.